INTERCREDITOR AGREEMENT

         This Agreement is made as of April 22, 1999 by and between WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc. ("WFBCI"), and WebBank Corporation ("WebBank").

         WHEREAS, WFBCI has made and may in the future make advances and grant other financial accommodations to Naco Industries, Inc., a Utah corporation (the "Borrower") including without limitation advances and other financial accommodations made in accordance with a Credit and Security Agreement and certain documents executed in connection therewith, each dated as of April 22, 1999 between the Borrower and WFBCI, as the same may hereafter be amended, supplemented or restated from time to time (the "WFBCI Credit Agreement"); and

         WHEREAS, in connection with the WFBCI Credit Agreement, the Borrower has granted to WFBCI a security interest (the "WFBCI Security Interest") in substantially all of the Borrower's assets, including but not limited to all of the Borrower's accounts receivable, equipment, inventory, general intangibles, and all proceeds and products of the foregoing (collectively, the "Collateral"). Collateral as used herein specifically excludes real property owned by the Borrower; and

         WHEREAS, WebBank intends to provide the Borrower with a loan in the amount of $1,100,000 (the "WebBank Loan") secured by certain equipment and real property as set forth on Exhibit A attached hereto and incorporated herein (the "WebBank Collateral") and in connection with such loan, WebBank desires to acquire a security interest in the WebBank Collateral (the "WebBank Security Interest"); and

         WHEREAS, in accordance with the WFBCI Credit Agreement and the WebBank Loan, the Borrower is proscribed from borrowing money from any person or granting to any person a security interest in any of its assets without the consent of WFBCI or WebBank, as the case may be, and breach of such covenants would cause a default under the WFBCI Credit Agreement and the WebBank Loan, as the case may be; and

         WHEREAS, WFBCI is willing to consent to the WebBank Loan and the grant by the Borrower of the WebBank Security Interest and WebBank is willing to consent to the WFBCI Credit Agreement and the grant by the Borrower of the WFBCI Security Interest, on the terms and subject to the conditions hereof;

         NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and in consideration of the recitals, which are hereby made a part of this Agreement, it is hereby agreed by the parties that:

         1. Priorities. At all times, whether before, during or after the pendency of any bankruptcy, reorganization or other insolvency proceeding, and notwithstanding the actual priority of the perfected security interests, liens

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or other  encumbrances  of the  respective  parties,  which any such party would otherwise obtain over and by virtue of a prior filing or obtaining prior possession of any collateral pledged by the Borrower in connection with the WFBCI Credit Agreement or the WebBank Loan (if any such liens are perfected by possession), the priority with respect to such security interests, liens or other encumbrances will be as follows:

                  (a) As to the WebBank Collateral, the WebBank Security Interest shall have priority over the WFBCI Security Interest and the WFBCI Security Interest is hereby expressly subordinated thereto.

                  (b) As to the Collateral (exclusive of the WebBank Collateral), the WFBCI Security Interest shall have priority over the WebBank Security Interest and the WebBank Security Interest is hereby expressly subordinated thereto.

                  (c) WFBCI specifically disclaims any right, title, security interest, lien or encumbrance on any of the real property owned by the Borrower.

The subordinations and relative priority agreements set forth in this paragraph 1 are expressly conditioned upon the non-voidability and perfection of the security interests described herein. If the security interest to which another interest is subordinated is not perfected or is voidable for any reason, then the subordination provided for herein shall not be effective as to that particular part of the Collateral.

         2. Collections. None of the parties hereto will (i) exercise any collection rights with respect to any of the Collateral to the extent such party has subordinated its interest in such Collateral pursuant to paragraph 1 hereof;
(ii) take possession of, sell or dispose of, or otherwise deal with such Collateral; or (iii) exercise or enforce any right or remedy which may be available to such party with respect to such Collateral upon default, without the prior written consent of the party holding a senior security interest in such Collateral pursuant to paragraph 1 above.

         3. Perfection and Possession. Neither WFBCI nor WebBank (i) makes any representation or warranty concerning the Collateral or the validity, perfection or (except as to the subordination effected hereby) priority of any security interest therein, or (ii) shall have any duty to preserve, protect, care for, insure, take possession of, collect, dispose of or otherwise realize upon any of the Collateral.

         4.       License to Use IP Collateral.

                  (a) Grant of Limited Non-Exclusive License to Sell Collateral. WebBank hereby grants to WFBCI a limited non-exclusive license to use the IP Collateral (as defined in Exhibit A hereto) upon the occurrence of any Event of Default (as defined in the WFBCI Credit Agreement) for the exclusive purpose of selling any of the Collateral. The license granted pursuant to this paragraph 4(a) shall expire 180 days after the date upon which all of the following are satisfied: (a) WFBCI has completed manufacture of and taken possession of all

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


Products, (b) any outstanding stay, injunction or other court order or process has been lifted or terminated so that WFBCI has the legal ability to sell and convey title of any and all Products, and (c) all steps necessary under WFBCI Credit Agreement or law have been completed so that WFBCI has the immediate right to sell and convey title to any and all Products.

                  (b) Grant of Limited Non-Exclusive License to Use Equipment and to Manufacture. Upon and conditioned upon the payment to WebBank of the rent pursuant to paragraph 7(b) hereof, WebBank agrees to grant to WFBCI a limited non-exclusive license to use the IP Collateral to manufacture products produced by the Borrower (the "Products") and to exercise all rights which the Borrower or WebBank has in the IP Collateral, including without limitation, the rights to complete the manufacture of any partially completed Products. The license granted pursuant to this paragraph 4(b) shall expire upon WFBCI's termination of rent payments to WebBank pursuant to paragraph 7(b) hereof or upon WFBCI's failure to pay such rental payments when due.

         5.       Application of Proceeds of Collateral.

                  (a) Subject to the terms of the WFBCI Credit Agreement, in the event of the repossession, sale, collection or other disposition of any of the Collateral other than the WebBank Collateral, the proceeds thereof shall be first applied in satisfaction of any indebtedness owing from the Borrower to WFBCI that is secured by such Collateral, whether for principal, interest, fees, expenses or otherwise; and when all such indebtedness owing to WFBCI shall have been paid in full, any remaining proceeds of such Collateral shall be delivered to WebBank to be applied against any indebtedness owing from the Borrower to WebBank that is secured by such Collateral.

                  (b) Subject to the terms of the WebBank Loan, in the event of the repossession, sale, collection or other disposition of any of the WebBank Collateral, the proceeds thereof shall be first applied in satisfaction of any indebtedness owing from the Borrower to WebBank that is secured by the WebBank Collateral, whether for principal, interest, fees, expenses or otherwise; and when all such indebtedness owing to WebBank shall have been paid in full, any remaining proceeds of the WebBank Collateral shall be delivered to WFBCI to be applied against any indebtedness owing from the Borrower to WFBCI that is secured by such WebBank Collateral.

         6.       Adjustment of Insurance Proceeds.

                  In the event of any occurrence of any casualty with respect to any Collateral, the parties hereto agree that the party holding the first and prior security interest pursuant to the terms of this Intercreditor Agreement with respect to that portion of the Collateral affected by the casualty shall have the exclusive right to adjust, compromise or settle any such loss with the insurer thereof, and to collect and receive the proceeds from such insurer and to hold such proceeds subject to the terms of the security agreement with respect thereto and to the terms of this Intercreditor Agreement. Any insurer shall be fully protected if it acts in reliance on the provisions of this paragraph.

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




         7.       Occupation of the Borrower's Premises.

                  (a) General. In the event that WFBCI and WebBank occupy any of the Borrower's premises for the purpose of the repossession, sale, collection or other disposition of any of the Collateral, WFBCI and WebBank shall in good faith cooperate to maximize the combined value of the Collateral and to minimize the costs incident thereto, provided that, neither WFBCI nor WebBank shall be required to cooperate in any action which such party reasonably believes will reduce the value of its collateral. The time during which such occupation occurs shall be called herein the "Occupation Period."

                  (b) Use of Equipment to Finish WIP. Without limiting the foregoing, during the Occupation Period, upon written request by WFBCI, WebBank shall allow WFBCI to use any equipment located at such premises that is necessary to finish any work-in-process inventory for a reasonable period of time (the "WIP Finish Period"). During the WIP Finish Period, WFBCI shall pay to WebBank monthly rent equal to the payment due from the Borrower to WebBank under the WebBank Loan and related promissory note; provided that WFBCI may terminate such rental payments upon not less than 30 days' prior written notice to WebBank of the end of the WIP Finish Period. During the WIP Finish Period, WebBank may appraise such equipment and take other actions in preparation for sale of such equipment provided that (i) no such actions interfere materially with WFBCI's ability to use such equipment to finish work-in-process inventory and (ii)
WebBank gives WFBCI 30 days' prior written notice of any sale of any such equipment.

                  (c) Payment of Rent. In the event that only one party hereto is occupying a given premises, such party shall be solely responsible for payment of Rent for such premises. As used in this agreement, "Rent" for any premises shall mean rent and related payments to be paid to the owner of such premises as required by law or by agreement. In the event both parties simultaneously occupy a given leased premises, other than a premises owned by the Borrower, each party shall be responsible for payment of one-half of Rent for such premises. To the extent a party has actually paid Rent for which the other party is responsible as set forth in this paragraph, the party responsible for such payment shall promptly reimburse the other party for the amount of such Rent. For the purpose of this paragraph 7(c), no party shall be deemed to occupy a premises simply by making periodic visits to such premises to inspect or appraise such party's collateral located on the premises.

                  (d) Damage to Premises. If any premises is damaged during occupation of such premises by both parties hereto and payment for such damage must be made to the owner of such premises by either party, the parties shall make a good-faith effort to determine which party (or which party's agent) caused such damage. If after such good-faith effort no party can be shown to be clearly at fault, each party shall pay one-half of the cost of such damage; otherwise, the party determined to be at fault shall pay all of the cost of such damage. If any premises are damaged during occupation of such premises by one party and payment for such damage must be made to the owner of such premises, such party shall pay the entire cost of such damage.

         8. Continuing Agreement. The subordinations, agreements, and priorities set forth hereinabove shall remain in full force and effect regardless of whether either party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its agreements with the Borrower.

         9.       Miscellaneous.

                  (a) This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, but neither the Borrower nor any other secured party shall be entitled to rely on or enforce this Agreement and the parties hereto warrant that any purchaser or transferee of, or successor to, any security interest of any of the parties hereto in any or all of the Collateral will be given detailed written notice of the subordination accomplished hereby, prior to the time of purchase, transfer or succession.

                  (b) Either party may at any time and from time to time amend its agreement with the Borrower without notice to or consent of the other party and without affecting or impairing the subordination affected hereby.

                  (c) The parties hereto hereby agree to execute any and all other further documents, agreements or instruments or to take such other steps as from time to time are necessary in order to effectuate the purposes of the foregoing.

                  (d) All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied, telegraphed, cabled or delivered to the intended recipient at its address or telex number specified beneath its signature hereto or at such other telex number or address as shall be designated by any party in a notice to each other party. Except as otherwise provided herein, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, seven days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

                  (e) This Agreement may be executed in any number of counterparts or by facsimile, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

                  (f) This Agreement is made and executed under and in all respects is to be governed and construed in accordance with the internal laws of the State of Utah.

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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc.

By:
Its: Vice President
1740 Broadway
Denver, Colorado  80274-8625
Att.:  Kim Carmichael
Phone:  (303) 863-5335
Fax:  (303) 863-4904

WEBBANK CORPORATION


By:
Its:
136 Heber Avenue, Suite 209
P.O. Box 1831
Park City, Utah  84060-1831
Att.:  __________________
Phone:  (435) 658-0930
Fax:  (435) 658-0931

ACKNOWLEDGED BY:

Naco Industries, Inc.


By:
Its: President

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


                                    Exhibit A

                             INTERCREDITOR AGREEMENT
                        DESCRIPTION OF WEBBANK COLLATERAL

         The WebBank Collateral is all of Naco Industries, Inc.'s (the "Borrower") interest in the Equipment, IP Collateral, Proceeds, Escrow Account and Fixtures, all as defined below, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof:

         a. Equipment: All presently owned and hereafter acquired equipment, whether or not affixed to realty, including, without limitation, machines, computers, trucks, trailers, goods, accessories, handling and delivery equipment, fixtures, improvements, office machines, restaurant equipment and furniture, and all accessions, accessories, replacements and the rights of the Borrower under any manufacturer's warranties relating to the foregoing (the "Equipment");

         b. Intellectual Property:All presently owned and hereafter acquired IP Collateral (as defined below) and all general intangibles directly related to the IP Collateral, the Equipment or the manufacturing process of the Borrower, including, without limitation, an "general intangible" as that term is defined in the Uniform Commercial Code. For the purpose of this Agreement, IP Collateral means any and all patents, patent applications and related filings, trademarks (both registered and unregistered), trademark applications and related filings, service marks (both registered and unregistered), service mark applications and related filings, trade names, know-how and trade secrets, copyrights, copyright registrations and related filings, computer software, programs and technology, and all other intellectual property and proprietary rights;

         c. Proceeds: All presently owned and hereafter acquired proceeds as that term is defined in the Uniform Commercial Code, of the Equipment, IP Collateral, Escrow Agreement and Fixtures, including, without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the Equipment, IP Collateral, Escrow Account or Fixtures, whether cash or non-cash;

         d. Escrow Account:All of the Borrower's interest in and to the deposit and escrow account established and maintained pursuant to that certain Deposit and Escrow Agreement between WebBank, Escrow Agent and Borrower dated as of the date hereof (the "Escrow Account"); and

         e. Fixtures: All presently owned and hereafter acquired fixtures, as that term is defined in the UCC, and all accessions, accessories, replacements and the rights of the Borrower under any manufacturer's warranties relating to the foregoing (the "Fixtures").

         Any of the foregoing terms which are defined in the Uniform Commercial Code as adopted in Utah (the "UCC") shall have the meaning provided in the UCC as supplemented and expanded by the foregoing.

                                    GUARANTY

                                                                Denver, Colorado
                                                                  April 22, 1999

                  This Guaranty, dated as of April 22, 1999 is made by Verne Bray (the "Guarantor") for the benefit of Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (with its participants, successors and assigns, the "Lender").

                  The Lender and Naco Industries, Inc., a Utah corporation (the "Borrower"), are parties to a Credit and Security Agreement of even date herewith pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower.

                  As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty.

                  ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

                  1. Definitions.All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

                  2. Indebtedness Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of
(i) the Obligations and (ii) each and every other sum now or hereafter owing to the Lender by the Borrower, including but not limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").

                  3. Unconditional Guaranty. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the
Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof. The death or incompetence of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

                  4. Death or Insolvency of Guarantor. If the Guarantor shall die or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

                  5. Subrogation, etc. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

                  6. Enforcement Expenses. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

                  7. Lender's Rights. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co- obligor.

                  8. Waivers by Guarantor. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti- deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty.

                  9. If Payments Set Aside, etc. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

                  10. Additional Obligation of Guarantor. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                  11. Financial Information. The Guarantor will provide to the Lender annually a personal financial statement prepared as of December 31 listing all assets, liabilities and net worth of the Guarantor. The statement will be signed and dated and will be forwarded with the tax returns to the Lender not later than April 30th of each year. The Guarantor acknowledges and agrees that the Lender may at any time and from time to time without notice to the Guarantor, investigate the Guarantor's background, personal and credit history and perform other due diligence concerning the Guarantor and his creditworthiness.

                  12. No Duties Owed by Lender. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and
(iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

                  13. Miscellaneous.   This  Guaranty  shall be  effective  upon
delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Guarantor in connection with this Guaranty shall be venued in either the District Court of the City and County of Denver, Colorado, or the United States District Court for the District of Colorado; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  14. Waiver of Jury Trial. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first written above.

                                               /s/Verne Bray
                                               -------------
                                               Verne Bray

                                               Address:
                                               c/o Naco Industries, Inc.
                                               395 West 1400 North
                                               Logan, Utah  84341
STATE OF UTAH                       )
                                    )
COUNTY OF SALT LAKE                 )

                  The foregoing instrument was acknowledged before me the ____ day of April, 1999, by Verne Bray.



                                               Notary Public

                            CERTIFICATE OF AUTHORITY

                  I, Jeff Kirby, do hereby certify that I am Secretary of Naco Industries, Inc., a corporation organized under the laws of the State of Utah; that the following is a true, complete and correct copy of resolutions duly adopted (check one):

         |_| at a meeting of the board of directors of said corporation duly and properly called and held on the ____ day of April, 1999, at which a quorum was present and acting throughout;

         |_|      by  unanimous   written   action  duly  and  lawfully   taken,
                  subscribed by all the directors of said corporation;

and I further certify that said resolutions are now in full force and effect:

                                First Resolution

         RESOLVED that the President, each Vice President, the Secretary, the Treasurer and each other officer and agent of this corporation, acting alone or acting with others, be and each of them hereby is authorized:

                  i) To borrow money and obtain other credit or financial accommodations, in any amount, from Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc. (herein, with its participants, successors and assigns called the "Lender") for and on behalf of and in the name of this corporation;

                  ii) To sign, execute and deliver loan or credit agreements, promissory notes, acceptances or other evidences of indebtedness therefor, or in renewal or amendment thereof, in such amounts and for such time, at such rates of interest and upon such terms as such officer or agent may approve, such approval to be conclusively evidenced by such officer or agent's signature thereon;

                  iii) To discount, sell, assign, transfer, mortgage, or pledge to the Lender, or create security interests in, the real property, goods, instruments, documents of title, securities, chattel paper, accounts, contract rights or other intangibles or any other property now or hereafter owned by this corporation, either absolutely, with or without recourse, for such consideration as such officer or agent may deem to be appropriate or as security for the payment or performance of any debts, liabilities or obligations owed to the Lender;

                  iv) To do such other acts and things, make such other agreements and execute and deliver such other contracts or writings as such officer or agent may deem to be appropriate in connection with any of the foregoing.

                                Second Resolution

         RESOLVED FURTHER that (without limiting the generality of the foregoing resolution) each officer and agent referred to in the foregoing resolution, acting alone or acting with others, be and is hereby authorized and directed to execute, deliver and perform the following instruments and agreements:

                  (a) Credit  and  Security  Agreement,   by  and  between  this
         corporation and the Lender, in the form finally approved and executed by any of the officers authorized above.

                  (b) All other Loan Documents (as defined in said Credit and Security Agreement), in the form finally approved and executed by any of the officers authorized above.

                                Third Resolution

         RESOLVED FURTHER that the Secretary or an Assistant Secretary shall certify to the Lender the names and signatures of the persons who presently are duly elected, qualified and acting as the officers or agents referred to in the foregoing resolutions, and the Secretary or an Assistant Secretary shall from time to time hereafter, upon a change in the facts so certified, immediately certify to the Lender the names and signatures of the persons then authorized to sign or to act; the Lender shall be fully protected in relying on such certificates and on the obligation of the Secretary or an Assistant Secretary (set forth above) immediately to certify to the Lender any change in any facts so certified; and the Lender shall be indemnified and saved harmless by this corporation from any claims, demands, expenses, loss or damage resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer or person whose name and signature was so certified, or refusing to honor any signature or authority not so certified.

                                Fourth Resolution

         RESOLVED FURTHER that the foregoing resolutions are in addition to, and do not limit and shall not be limited by, any resolutions heretofore or hereafter adopted by this corporation for the conduct of business with the Lender; and the foregoing resolutions shall continue in force until express written notice of their prospective rescission or modification, as to future transactions not then undertaken or committed for, has been received by the Lender.

                                Fifth Resolution

         RESOLVED FURTHER that any and all transactions by or on behalf of this corporation with the Lender prior to the adoption of these resolutions be and the same hereby are in all respects ratified, approved and confirmed.

                  I further certify that the board of directors of said corporation has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted to the persons named and that such persons have full power and authority to exercise same. I further certify that the signatures appearing below are the authentic and official signatures of the officers and agents referred to in the foregoing resolutions, that the persons named below as officers have been duly elected to and now hold the offices in said corporation set forth opposite their respective names, and that the persons named as agents below have been duly authorized to sign and to act on behalf of said corporation pursuant to the foregoing resolutions:

             Name            Title                        Sample Signature

          Verne Bray       President                      /s/Verne Bray
                                                          -------------
          Jeff Kirby       Secretary                      /s/Jeff Kirby
                                                          -------------



                  I further certify (check one):

         |_| that the foregoing resolutions were duly approved by the shareholders of said corporation at a meeting duly and properly called and held on the _____ day of April, 1999, at which a quorum was present and acting throughout, or otherwise as permitted by law;

         |_| that the foregoing resolutions are effective and binding on said corporation without approval by its shareholders.

                  I further certify that the forms of Credit and Security Agreement and the other Loan Documents, and any other writings identified in the Second Resolution set forth above, executed on behalf of said corporation by its President and delivered to the Lender are the agreements and writings referred to in and approved by the Second Resolution set forth above.

                  I further certify that attached hereto as Exhibits A and B, respectively, are true, correct and complete copies of the articles of incorporation and bylaws of said corporation, which articles and bylaws are in full force and effect and have not been altered, amended or revised. I further certify that attached hereto as Exhibit C is a Certificate of Good Standing of the Company not more than ten days old.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name this 22nd day of April, 1999.

                                                 Secretary

Attest by One Other Officer

President

                                            Exhibit A to Secretary's Certificate

                            ARTICLES OF INCORPORATION
                          [TO BE PROVIDED BY BORROWER]

                                            Exhibit B to Secretary's Certificate

                                     BYLAWS

                          [TO BE PROVIDED BY BORROWER]

                                            Exhibit C to Secretary's Certificate

                          CERTIFICATE OF GOOD STANDING
                          [TO BE PROVIDED BY BORROWER]

                     PATENT AND TRADEMARK SECURITY AGREEMENT

                  This Agreement, dated as of April 22, 1999, is made by and between Naco Industries, Inc., a Utah corporation whose address and principal place of business is 395 West 1400 North, Logan, UT 84341 (the "Debtor"), and WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc., a Minnesota corporation whose address and principal place of business is 1740 Broadway, Denver, CO 80274-8625 (the "Secured Party").

                                    Recitals

                  The Debtor and the Secured Party have entered into a Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain loans or other financial accommodations to or for the account of the Debtor.

                  As a further condition to making any loan or other financial accommodation under the Credit Agreement or otherwise, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

                  ACCORDINGLY,   in   consideration   of  the  mutual  covenants
contained in the Credit Agreement and herein, the parties hereby agree as follows:

                  1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

                  "Obligations" means each and every debt, liability and obligation of every type and description arising under or in connection with any Loan Document (as defined in the Credit Agreement) which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, and including specifically, but not limited to, the Obligations (as defined in the Credit Agreement).

                  "Patents" means all of the Debtor's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

                  "Trademarks" means all of the Debtor's right, title and interest in and to trademarks, service marks, collective membership marks, the respective goodwill associated with each, and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

                  2. Security Interest. The Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest, with power of sale to the extent permitted by law (the "Security Interest"), in the Patents and in the Trademarks to secure payment of the Obligations.

                  3. Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

                  (a) Existence; Authority. The Debtor is a corporation, having full power to and authority to make and deliver this Agreement. The execution, delivery and performance of this Agreement by the Debtor have been duly authorized by all necessary action of the Debtor's board of directors, and if necessary its stockholders, and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it. This Agreement has been duly executed and delivered by the Debtor and constitutes the Debtor's lawful, binding and legally enforceable obligation. The correct name of the Debtor is Naco Industries, Inc. The authorization, execution, delivery and performance of this Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

                  (b) Patents. Exhibit A accurately lists all Patents owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of registrations pertaining to the Patents as of the date hereof.

                  (c) Trademarks. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all registrations pertaining thereto as of the date hereof.

                  (d) Title. The Debtor has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all security interests, liens and encumbrances, except the Security Interest and the security interest of WebBank Corporation. The Debtor
         (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all security interests, liens and encumbrances, except the Security Interest, and (ii) will keep all Patents and Trademarks free and clear of all security interests, liens and encumbrances except the Security Interest.

                  (e) No Sale. The Debtor will not sell or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party's prior written consent.

                  (f) Defense. The Debtor will at its own expense, and using its best efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons other than the Secured Party.

                  (g) Maintenance. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to register and all affidavits and renewals possible with respect to issued registrations. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit in support thereof, without first providing the Secured Party: (i) sufficient written notice, as provided in the Credit Agreement, to allow the Secured Party to timely pay any such maintenance fees or annuity which may become due on any of said Patents or Trademarks, or to file any affidavit with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit, should such be necessary or desirable.

                  (h) Secured Party's Right to Take Action. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (g), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure.

                  (i) Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (h) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations.

                  (j) Power of Attorney. To facilitate the Secured Party's taking action under subsection (h) and exercising its rights under
         Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Obligations (as defined therein).

                  4. Debtor's Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

                  5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

                  6. Remedies.Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may, at its option, take any or all of the following actions:

                  (a) The  Secured  Party  may  exercise   any or  all  remedies
         available under the Credit Agreement.

                  (b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

                  (c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

                  7. Miscellaneous. This Agreement has been duly and validly authorized by all necessary action, corporate or otherwise. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Colorado without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

                  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

WELLS FARGO BUSINESS CREDIT,
INC., f/k/a Norwest Business Credit, Inc.


By:
Its Vice President

NACO INDUSTRIES, INC.


By:
Its President

STATE OF UTAH                               )
                                            )
COUNTY OF SALT LAKE                         )

         The foregoing instrument was acknowledged before me this 22nd day of April, 1999, by Verne Bray, the President of Naco Industries, Inc., a Utah corporation, on behalf of the corporation.

                                                     Notary Public

STATE OF UTAH                               )
                                            )
COUNTY OF SALT LAKE                         )

         The foregoing instrument was acknowledged before me this 22nd day of April, 1999, by William Kirth, a Vice President of Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc., a Minnesota corporation, on behalf of the Corporation.




                                                     Notary Public

                                    EXHIBIT A
                                    ---------

                          UNITED STATES ISSUED PATENTS

                Title            Patent Number                  Issue Date
                -----            -------------                  ----------
One Piece Tubular Elbow and        5,597,185                 January 28, 1997
Process of Manufacture

Plastic Tee Fitting                4,708,374                   July 30, 1984




                             FOREIGN ISSUED PATENTS

                                      None

                                    EXHIBIT B
                                    ---------
                 UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS
                 ----------------------------------------------
                         AND COLLECTIVE MEMBERSHIP MARKS
                         -------------------------------

                                  REGISTRATIONS
                                  -------------

                                      None

                                  APPLICATIONS
                                  ------------

                                      None

                           COLLECTIVE MEMBERSHIP MARKS
                           ---------------------------

                                      None

                               UNREGISTERED MARKS
                               ------------------

                                      None

                       MORTGAGEE'S DISCLAIMER AND CONSENT

                  To induce Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), to make one or more loans to Naco Industries, Inc., a Utah corporation (the "Borrower"), secured by property of the Borrower, and for other good and valuable consideration, WebBank Corporation, a Utah corporation (the "Mortgagee"), hereby certifies and agrees for the benefit of the Lender, its participants, successors and assigns, as follows:

                  1. The Mortgagee holds a mortgage lien on certain premises (the "Premises") located in Finney County, Kansas and described in Exhibit A hereto, pursuant to a mortgage (the "Mortgage"), a true, correct and complete copy of which is attached hereto as Exhibit B.

                  2. The Mortgage is in full force and effect and the Borrower is not in default of any provision of the Mortgage.

                  3. The Mortgagee acknowledges that except as set forth in this paragraph 3, the Lender shall have no duty, obligation or liability whatsoever with respect to the possession, occupancy or use of the Premises. If the Lender takes possession of or occupies the Premises pursuant to paragraph 5 hereof whether before or after cancellation or termination of the Mortgage, the Lender shall pay the Mortgagee rent for the period during which the Lender has possession of or occupies the Premises equal to the mortgage payments due under the Mortgage for such period. The Lender shall possess or occupy the Premises for no less than 30 days and shall be required to give the Mortgagee 30 days' written notice of its intent to vacate the Premises. In no event, however, shall the Lender be obligated to make payments due pursuant to the Mortgage for any period to the extent the Borrower has made such payments for such period. The Lender shall reimburse the Mortgagee for any physical damage to the Premises actually caused by the Lender during any period when the Lender is in possession of the Premises. The Mortgagee acknowledges that the Lender shall not be liable for any diminution in value of the Premises during the period of time in which the Lender has physical possession of the Premises.

                  4. The Mortgagee shall promptly notify the Lender as provided herein of each of the following events:

                  (a) Any notice which the Mortgagee may give to the Borrower regarding any breach of the Mortgage, or any termination of the Borrower's rights to use, lease or possess the Premises;

                  (b) Any legal action which the Mortgagee may commence to foreclose the Borrower's interests in the Premises or to appoint a receiver for the Premises; and

                  (c) Any agreement or proposal for the Borrower to voluntarily convey to the Mortgagee title to all or any portion of the Premises.

                  5. Subject to the terms of paragraph 3 hereof, the Mortgagee shall allow the Lender to take and remain in possession of the Premises for purposes of holding, processing, manufacturing, selling, using, storing, liquidating, realizing upon or otherwise disposing of the Lender's collateral, and for related and incidental purposes from and after the receipt by the Lender of the notice required under paragraph 4 hereof.

                  6. All notices to the Lender shall be deemed given when received by the Lender at 1740 Broadway, Denver, CO 80274-8625, Attn: Kim Carmichael, or when received at the Lender's telecopier no. 303/863-4904.

                  7. This Disclaimer and Consent is binding upon the Mortgagee and its successors and assigns. This Disclaimer and Consent shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Utah. This Disclaimer and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. No failure on the part of the Lender to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. This Disclaimer and Consent expresses completely, exclusively and finally all the agreements, conditions and covenants of the parties and does not need evidence (written or oral) of prior, contemporaneous or subsequent statements or representations (express or implied) to reflect the intentions of the parties. This Disclaimer and Consent may not be supplemented or modified except in writing. This does not imply a commitment to lend and shall be binding as long as any obligations of the Borrower to the Lender remain outstanding or are subject to recoupment. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DISCLAIMER AND CONSENT.

                  IN WITNESS  WHEREOF,  this  Disclaimer  is signed on April __,
1999.

                                                 WEBBANK CORPORATION

                                                 By
                                                 Its

This Instrument was Drafted by:
Adrian E. Miller, Esq.
LeBoeuf, Lamb, Greene & MacRae, LLP
633 17th Street, Suite 2000
Denver, CO 80202


STATE OF UTAH                               )
                                      : ss.

COUNTY OF SALT LAKE                         )

                  The foregoing instrument was acknowledged before me this ____ day of April, 1999, by _____________, the ________________________, of WebBank
Corporation , a ____________________ corporation, on behalf of said corporation.

                                                              Notary Public

                                    EXHIBIT A

                                       TO

                       MORTGAGEE'S DISCLAIMER AND CONSENT

                  The Premises referred to in the referenced instrument are located in Finney County, Kansas, and are described as follows:

                  Beginning at a point 60 feet North and 1,080 feet West of the Southeast corner of Section Three (3), Township Twenty-four (24) South, Range Thirty- three (33) West of the 6th P.M., in Finney County, Kansas, for the point of beginning; thence West on a line parallel to and 60 feet North of the South line of said Section 3 a distance of 420 feet; thence North at an interior angle of 89(0)07' a distance of 360 feet; thence East at an interior angle of 90(0)53' a distance of 420 feet; and thence South at an interior angle of 89(0)07' a distance of 360 feet to the point of beginning; also described as Tracts 8, 9 and 10 in the Larson Survey of such real estate dated February 23, 1966, prepared by Robert H. Jones, P.E., and filed for record in the County Engineer's Office of Finney County, Kansas, in Survey Book 3.

                                    EXHIBIT B

                                       TO

                       MORTGAGEE'S DISCLAIMER AND CONSENT

                               [copy of Mortgage]

                               WAIVER OF INTEREST

                  I, __________________ am the spouse of Verne Bray. I understand that to induce Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (herein, with its participants, successors and assigns, called the "Lender"), to extend credit to Naco Industries, Inc., a Utah corporation (the "Borrower"), my spouse has agreed to guaranty the payment of any indebtedness of the Borrower to the Lender (the "Indebtedness").

                  The Lender's credit decision will be based, in part, on our financial statement which is a joint financial statement that does not distinguish between assets that are owned separately by one of us or that are owned jointly. To induce the Lender to extend credit to the Borrower based, in part, on my spouse's guaranty, I hereby waive as against the Lender any interest I now have or may in the future have in (1) any real or personal property shown on any financial statement of ours submitted in connection with my spouse's guaranty, and (2) any other real or personal property now owned or hereafter acquired by either of us individually or by both of us jointly (all such property described in clauses (1) and (2) being referred to as the "Property"), except for wages or salary that I earn from third parties not directly or indirectly affiliated with the Borrower or directly or indirectly affiliated with or related to my spouse so long as such wages and salary are kept separate from property of my spouse and property I own jointly with my spouse; I understand that in the event of a dispute between the Lender and me, I will have the burden of proving that property is subject to the above mentioned exception.

                  I understand that one of the remedies that the Lender has upon default in the Indebtedness is to satisfy the Indebtedness out of the Property either by obtaining a judgment against my spouse or otherwise, and in that event I understand and agree that if the Lender attempts to satisfy the Indebtedness out of the Property, I will not claim any ownership or other interest in the Property.

                  I also acknowledge that by signing any mortgage or security agreement securing my spouse's guaranty, I have subjected any interest I may have in the Property described therein to the lien and security interest of the mortgage or the security agreement.

                  By its acceptance of this Waiver and by extending credit to the Borrower, the Lender agrees that I am not personally liable to repay the Indebtedness.

Dated April ___, 1999.



                                   Name:  _____________________________

STATE OF UTAH                       )
                                    )
COUNTY OF SALT LAKE                 )

                  The foregoing instrument was acknowledged before me this ____ day of April, 1999, by ______________.



                                                              Notary Public

Accepted this ____ day of April, 1999

WELLS FARGO BUSINESS CREDIT, INC.,
    f/k/a NORWEST BUSINESS CREDIT, INC.


By:/s/William Kirth
-------------------
    William Kirth
    Its Vice President

                              OFFICER'S CERTIFICATE

TO: Wells Fargo Business Credit, Inc., f/k/a Norwest Business Credit, Inc. 1740 Broadway
         Denver, CO 80274-8625
         ATTN: Kim Carmichael

                  To induce you to make one or more loans from time to time to Naco Industries, Inc., a Utah corporation (the "Borrower"), in accordance with the Credit and Security Agreement dated April 22, 1999 between it and you (the "Credit and Security Agreement") and all other Loan Documents (as defined in the Credit and Security Agreement), I hereby represent and warrant to you, in my individual capacity, that each and every representation and warranty set forth in Article V of the Credit and Security Agreement is true and correct as of the date hereof.

Dated: April 22, 1999

                                                     Very truly yours,


                                                     /s/Verne Bray
                                                     -------------
                                                     Verne Bray

                       ASSIGNMENT OF LIFE INSURANCE POLICY
                                  AS COLLATERAL

                  This Assignment, dated as of February ___, 1999, is made by Naco Industries, Inc., a Utah corporation whose address is 395 West 1400 North, Logan, UT, 84341 (the "Assignor"), for the benefit of Norwest Business Credit, Inc., a Minnesota corporation, whose address is 1740 Broadway, Denver, CO 80274-8625 its successors and assigns (the "Assignee").

                                    Recitals
                                    --------

                  The Assignor and the Assignee have entered into a Credit and Security Agreement (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") dated as of February_____, 1999. To induce the Assignee to execute the Credit Agreement and to secure payment and performance of the Assignor's Obligations (as defined in the Credit Agreement), the Assignee has required the execution and delivery of this Agreement.

                  Accordingly, the Assignor hereby agrees for the benefit of the Assignee as follows:

                  1. The Assignor hereby assigns, transfers and sets over to the Assignee, Policy No. _____________ issued by ___________________________ (the
"Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of Verne Bray, whose address is ____________________________________ and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph 3 hereof), subject to all terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this Assignment agrees to the conditions and provisions herein set forth.

                  2. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass by virtue hereof:

                  (a) The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

                  (b) The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

                  (c) The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;

                  (d) The sole right to collect and receive all distributions of shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and

                  (e) The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

                  3. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass by virtue hereof:

                  (a) The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

                  (b) The right to designate and change the beneficiary;

                  (c) The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of the Assignee hereunder.

                  4. This Assignment is made and the Policy is to be held as collateral security for any and all liabilities of the Assignor to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between the Assignor and the Assignee, including, without limitation, all Obligations as defined in Credit Agreement (defined above), (all of which liabilities secured or to become secured are herein called "Liabilities").

                  5. The Assignee covenants and agrees with the Assignor as follows:

                  (a) That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the

         Assignee to the persons entitled thereto under the terms of the Policy as if this Assignment not been executed;

                  (b) That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until the Assignees shall have given the Assignor notice, in accordance with the Credit Agreement, specifically referring to this Assignment, of the Assignee's intention to exercise such right; and

                  (c) That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

                  6. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph 5(b) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

                  7. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding 6% per annum.

                  8. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph 5(b) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the Assignor.

                  9. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this Assignment, without resorting or regard to other security.

                  10. In the event of any conflict between the provisions of this Assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this Assignment shall prevail.

                  11. The Assignor declares that no proceeding in bankruptcy is pending against it and that its property is not subject to any assignment for the benefit of creditors.

Signed and sealed this ___ day of February, 1999.

Witness

Witness
Assignor:

By:
Its President

STATE OF                            )
                                    )  ss.
COUNTY OF                           )

                  The foregoing instrument was acknowledged before me this _____ day of ________________, 1999, by _________, the _________ of Naco Industries,
Inc., a Utah corporation, on behalf of the corporation.

                                                              Notary Public

Assignee:

NORWEST BUSINESS CREDIT, INC.


By

Its Vice President

Duplicate   received   and  filed  at  the  home   office  of  the   Insurer  in
_________________, this _____ day of _________________, 1999.

                                               (Life Insurance Company)

                                               By
                                               Its

                          CREDIT AND SECURITY AGREEMENT

                           Dated as of April 22, 1999


                  NACO INDUSTRIES, INC., a Utah corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                                     ARTICLE I

                                                    Definitions

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance or a Term Advance.

                  "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota and Denver, Colorado.

                  "Book  Net  Worth"  means  the  aggregate  of the  common  and
         preferred   stockholders'   equity  in  the  Borrower,   determined  in
         accordance with GAAP.

                  "Borrowing Base" means, at any time the lesser of:

                  (a) the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                           (i)  80% of Eligible Accounts,

                           (ii) the lesser of (A) 50% of Eligible  Inventory  or
                  (B) $750,000.

                  "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

                  "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing;
         (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods;
         (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) the Life Insurance Policy.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

                  "Credit   Facility"  means  the  credit  facility  being  made
         available to the Borrower by the Lender pursuant to Article II.

                  "Debt"  of any  Person  means  all  items of  indebtedness  or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three percent (3%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

                           (i) That  portion of  Accounts  that are not  created
                  under the Borrower's "Early Order Program" and that are unpaid 90 days or more after the invoice date, and that portion of Accounts that are created under the Borrower's "Early Order Program" that are unpaid 30 days or more after the stated due date;

                           (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                           (iii) That  portion of Accounts not yet earned by the
                  final   delivery  of  goods  or  rendition  of  services,   as
                  applicable, by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (v) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts  owed  by a  shareholder,  Subsidiary,
                  Affiliate, officer or employee of the Borrower;

                           (viii) Accounts  not   subject  to a  duly  perfected
                  security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                           (ix)  That   portion  of   Accounts   that  has  been
                  restructured, extended, amended or modified;

                           (x)   That  portion  of  Accounts  that   constitutes
                  advertising, finance charges, service charges or sales or excise taxes;

                           (xi) Accounts owed by an account  debtor,  regardless
                  of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or (ix) above;

                           (xii) That  portion of the  aggregate  Accounts  of a
                  single customer that exceeds 15% of all Accounts of the Borrower; provided, however, that such limitation shall not apply to the Accounts of WCI, LLC, for which such limitation shall be $250,000; and

                           (xiii)  Accounts,  or  portions  thereof,   otherwise
                  deemed ineligible by the Lender in its sole discretion.

                  "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                           (i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the
                  Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                           (ii) Supplies, packaging, glue, scrap, maintenance parts or sample Inventory;

                           (iii) Work-in-process Inventory;

                           (iv) Inventory that is damaged, obsolete, slow moving
                  or not currently saleable in the normal course of the Borrower's operations;

                           (v) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (vi)  Inventory that is perishable or live;

                           (vii) Inventory manufactured by the Borrower pursuant
                  to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                           (viii) Inventory that is subject to a security interest in favor of any Person other than the Lender; and

                           (ix) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

                  "Environmental  Laws" has the  meaning  specified  in  Section
         5.12.

                  "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Funding Date" has the meaning given in Section 2.1.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5.

                  "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                  "Guarantor" means Verne Bray.

                  "Hazardous Substance" has the meaning given in Section 5.12.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Life Insurance Assignment" means an Assignment of Life Insurance Policy as Collateral to be executed by the owner and the beneficiary thereof, in form and substance satisfactory to the Lender, granting the Lender a first priority lien on the Life Insurance Policy to secure payment of the Obligations.

                  "Life Insurance Policy" has the meaning given in Section 6.11.

                  "Loan Documents" means this Agreement, the Notes and the Security Documents.

                  "Lockbox" has the meaning given in the Lockbox Agreement.

                  "Lockbox Agreement" means the Lockbox and Collection Agreement among the Borrower, Wells Fargo, the Lender and Regulus West, LLC, of even date herewith.

                  "Maturity Date" means April 30, 2002.

                  "Maximum Line" means $1,500,000, unless said amount is reduced pursuant to Section 2.6, in which event it means the amount to which said amount is reduced.

                  "Minimum Interest Charge" has the meaning given in Section 2.2(b).

                  "Net Income" means fiscal year-to-date before-tax net income less extraordinary gains, as determined in accordance with GAAP.

                  "Note" means the Revolving Note.

                  "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

                  "Prime Rate" means the rate publicly announced from time to time by Wells Fargo as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning given in Section 2.1.

                  "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus two and one-half percent (2.5%), which annual rate shall change when and as the Prime Rate changes.

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Documents" means this Agreement, the Collateral Account Agreement, the Lockbox Agreement, the Life Insurance Assignment, the Patent and Trademark Security Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "Wells Fargo" means Wells Fargo Bank, N.A.

                  Section 1.2 Cross References. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility
                     ---------------------------------------

                  Section 2.1 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in
Section 4.1 are satisfied or waived in writing by the Lender (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.6 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

                  (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Denver time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

                  Section  2.2  Interest;   Minimum  Interest  Charge;   Default
         Interest; Usury.

                  (a) Revolving Note. Except as set forth in Section 2.2 (e), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate. Interest accruing on the Revolving Note shall be due and payable in arrears on the first day of each month.

                  (b) Minimum Interest Charge. Notwithstanding the interest payable pursuant to Section 2.2(a), the Borrower shall pay to the Lender interest of not less than $20,000 per calendar quarter (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Section 2.2(a) in arrears in the manner provided in Section 2.4.

                  (c) Default Interest Rate. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) Participations. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this Agreement, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (e) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

                  Section 2.3 Fees.

                  (a) Origination Fee. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $15,000, due and payable upon the execution of this Agreement. The Lender acknowledges receipt of $26,000 toward payment of this fee and the fees, costs and expenses described in Sections 2.3(d) and 9.6.

                  (b) Unused Line Fee. For the purposes of this Section 2.3(b), "Unused Amount" means the Maximum Line reduced by outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee at the rate of one quarter percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

                  (c) Facility Fee. The Borrower hereby agrees to pay to the Lender an annual facility fee equal to one-quarter percent (0.25%) of the Maximum Line, payable in arrears on each anniversary of this Agreement and on the Termination Date.

                  (d) Audit Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $60 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.4 Computation of Interest and Fees; When Interest Due and Payable. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

                  Section 2.5 Capital Adequacy. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.5:

                  (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (b) "Return", for any period, means the return as determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

                  (d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.5, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

                  Section 2.6 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by the Borrower. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the termination or line reduction fees in accordance with Section 2.7. Any reduction in the Maximum Line must be in an amount not less than $100,000 or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

                  Section 2.7 Termination and Line Reduction Fees; Waiver of Termination and Line Reduction Fees.

                  (a) Termination  and   Line  Reduction  Fees.  If  the  Credit
         Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows: (i) three percent (3%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; (ii) two percent (2.0%) if the termination or reduction occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) one percent (1%) if the termination or reduction occurs after the second anniversary of the Funding Date.

                  (b) Waiver of Termination, Line Reduction and Prepayment Fees. The Borrower will not be required to pay the termination, line reduction and prepayment fees otherwise due under this Section 2.7 if such termination, line reduction or prepayment is made because of refinancing of the Borrower by an affiliate of the Lender.

                  Section 2.8 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.8 or under Section 2.6 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                  Section 2.9 Payment. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

                  Section 2.10 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  Section 2.11 Use of Proceeds. The Borrower shall use the proceeds of Advances for ordinary working capital purposes.

                  Section 2.12 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      Security Interest; Occupancy; Setoff
                      ------------------------------------

                  Section 3.1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  Section 3.4 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender  shall not be  obligated  to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  Section 3.5 License. Without limiting the generality of the Patent Security Agreement, Copyright Security Agreement, Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

                  Section 3.6 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:

                  Naco Industries, Inc.
                  395 West 1400 North
                  Logan, Utah 84341
                  Federal Tax Identification No. 48-0836971

                  Name and address of Secured Party:

                  Norwest Business Credit, Inc.
                  1740 Broadway
                  Denver, Colorado 80274-8625
                  Federal Tax Identification No. 41-1237652

                  Section 3.7 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              Conditions of Lending
                              ---------------------

                  Section 4.1 Conditions Precedent to the Initial Revolving and Term Advances. The Lender's obligation to make the initial Revolving and Term Advances hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a)      This Agreement, properly executed by the Borrower.

                  (b)      The Notes, properly executed by the Borrower.

                  (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (d) A true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

                  (e) The Life Insurance Assignment, properly executed by the beneficiary and owner thereof, and the Life Insurance Policy, each in form and substance satisfactory to the Lender, together with such evidence as the Lender may request that the Life Insurance Policy is subject to no assignments or encumbrances other than the Life Insurance Assignment.

                  (f) The Lockbox Agreement, properly executed by the Borrower, Wells Fargo and Regulus West, LLC.

                  (g) The Patent and Trademark Security Agreement, properly executed by the Borrower.

                  (h) Current  searches of appropriate  filing  offices  showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (i) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (j) A current certificate issued by the Secretary of State of Utah, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Utah.

                  (k) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (l) A certificate of an officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in
         Article V.

                  (m) An opinion of counsel to the Borrower, addressed to the Lender.

                  (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (o) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (p) A waiver of interest, properly executed by the spouse of the Guarantor, waiving any and all interest such spouse may have in the assets disclosed to the Lender in the financial statements of the Guarantor and in any future earnings or assets acquired by the Guarantor.

                  (q) An opinion of counsel to each Guarantor, addressed to the Lender.

                  (r) Payment of the fees and commissions due through the date of the initial Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrower under
         Section 9.6, including all legal expenses incurred through the date of this Agreement.

                  (s) Evidence of the commitment of Webb Bank to provide a term loan to the Borrower, in the amount of $1,100,000, secured by certain equipment and real estate of the Borrower.

                  (t) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 Conditions Precedent to All Advances. The Lender's obligation to make each Advance shall be subject to the further conditions precedent that on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties
                         ------------------------------

                  The Borrower represents and warrants to the Lender as follows:

                  Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

                  Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

                  Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                  Section 5.4 Subsidiaries. Except as set forth in Schedule 5.4 hereto, the Borrower has no Subsidiaries.

                  Section 5.5 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender its audited financial statements for its fiscal year ended November 30, 1998 and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

                  Section 5.6 Litigation. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

                  Section 5.7 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  Section 5.8 Taxes. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                  Section 5.9 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

                  Section 5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which are or which may become payable to participants or beneficiaries of any such Plan).

                  Section 5.11 Default. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

                  Section 5.12 Environmental Matters.

                  (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                           (ii)   "Hazardous   Substances"   means   pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                  (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses.

                  Section 5.13 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  Section 5.14 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  Section 5.15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                  Section 5.16 Financial Solvency. Both before and after giving effect to all of the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                  (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                  (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                        Borrower's Affirmative Covenants
                        --------------------------------

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's financial statements reviewed (or, for any year during which the Borrower's net sales exceeded $10,000,000, audited) by independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants, and (ii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13, 6.14 and 7.10;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) immediately  after the   commencement  thereof,  notice in
         writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $50,000;

                  (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers; (ii) credit memos;
         (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors;

                  (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the

         Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                  (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (m) as soon as possible, and in any event by not later than April 30th of each year, copies of the state and federal tax returns and all schedules thereto and an updated personal financial statement of each Guarantor;

                  (n) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                  (o) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices in excess of $5,000 to account debtors, shipment documents and delivery receipts for goods sold in excess of $5,000, and such other material, reports, records or information as the Lender may request.

                  Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  Section 6.4 Compliance with Laws.

                  (a) Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                  Section 6.6 Maintenance of Properties.

                  (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                  (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

                  Section 6.7  Insurance.  The  Borrower  will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  Section 6.8 Preservation of Existence. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                  Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

                  Section 6.10 Collateral Account; Lockbox.

                  (a) The Borrower shall irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

                  (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower.

                  (c) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                  (d) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one Banking Day, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (e) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

                  Section 6.11 Key Person Life Insurance. The Borrower shall maintain insurance upon the life of Verne Bray, its President, with the death benefit thereunder in an amount not less than $250,000 (the "Life Insurance Policy"). The right to receive the proceeds of the Life Insurance Policy shall be assigned to the Lender by the Life Insurance Assignment.

                  Section 6.12 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.12.

                  Section 6.13 Minimum Book Net Worth. The Borrower will maintain, as of each date described below, its Book Net Worth at an amount not less than the amount set forth opposite such period:

              Period                          Minimum Book Net Worth
              ------                          ----------------------
         February 28, 1999                           $649,000
           May 31, 1999                              $878,000
          August 31, 1999                           $1,061,000
       November 30, 1999 and
      on the last day of each
        quarter thereafter                          $1,281,000

                  Section 6.14 Minimum Net Income. The Borrower will achieve as of each date described below, cumulative Net Income of not less than the amount set forth opposite such period:

                Period                        Minimum YTD Net Income
                ------                        ----------------------

          February 28, 1999                         $(295,000)
            March 31, 1999                          $(275,000)
            April 30, 1999                          $(165,000)
             May 31, 1999                           $(75,000)
            June 30, 1999                            $30,000
            July 31, 1999                            $20,000
           August 31, 1999                           $145,000
          September 30, 1999                         $170,000
           October 31, 1999                          $255,000
          November 30, 1999                          $365,000

                  Section 6.15 New Covenants. On or before October 31, 1999, the Borrower and the Lender shall agree on new covenant levels for Sections 6.13,

6.14 and 7.10 for periods after November 30, 1999. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels.

                                   ARTICLE VII

                               Negative Covenants
                               ------------------

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

                  Section 7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents; and

                  (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

                  Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto; and


SL 605.3 57131 00596
                                                   -31-

                  (c) indebtedness   relating to liens  permitted in  accordance
         with Section 7.1.

                  Section  7.3   Guaranties.   The  Borrower  will  not  assume,
guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties,  endorsements   and other direct or contingent
         liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

                  Section 7.4 Investments and Subsidiaries.

                  (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                           (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                           (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $25,000; and

                           (iii) advances in the form of progress payments, prepaid rent not exceeding twelve months or security deposits.

                  (b) The Borrower will not create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Schedule 5.4.

                  Section 7.5 Dividends. Except as set forth below, the Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

                  Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  Section 7.7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 7.8 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  Section 7.9 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

                  Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $200,000 in the aggregate during its fiscal year ending November 30, 1999.

                  Section 7.11 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

                  Section 7.12 Discounts, etc. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

                  Section 7.13 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

                  Section 7.14 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

                  Section 7.15 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                  Section 7.16 Organizational Documents; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

                  Section 7.17 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                  Section 7.18 Change in Ownership. The Borrower will not issue or sell any stock of the Borrower so as to change the percentage of voting and non-voting stock owned by each of the Borrower's shareholders, and the Borrower will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of the Borrower.

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies
                     --------------------------------------

                  Section 8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of the Obligations when they become due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                  (d) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor;

                  (e) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

                  (f) The Life Insurance Policy shall be terminated, by the Borrower or otherwise; or the Life Insurance Policy shall be scheduled to terminate within 30 days and the Borrower shall not have delivered a satisfactory renewal thereof to the Lender; or the Borrower shall fail to pay any premium on the Life Insurance Policy when due; or the Borrower shall take any other action that impairs the value of the Life Insurance Policy.

                  (g) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by the Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                  (h) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $25,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (i) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (j) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                  (k) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                  (l) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (m) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (n) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

                  (o) Any Guarantor shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

                  (p) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement;

                  (q) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur.

                  (r) There shall occur any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 8.2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                  (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                  (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of
         Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the

         Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

                  Section 9.1 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  Section 9.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,

(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:

                  Naco Industries, Inc.
                  395 West 1400 North
                  Logan, Utah  84341
                  Telecopier:  (435) 752-7041
                  Attention: Jeff Kirby

                  If to the Lender:

                  Norwest Business Credit, Inc.
                  1740 Broadway
                  Denver, Colorado 80274-8625
                  Telecopier:  (303) 863-4904
                  Attention: Kim Carmichael

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

                  Section 9.4 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.5 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.6 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

                  Section 9.7 Indemnity. In addition to the payment of expenses pursuant to Section 9.6, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                  (a) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                  (b) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                  (c) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

                  Section 9.8 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

                  Section 9.9 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.10 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

                  Section 9.11 Severability of Provisions. Any provision of this
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.12 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 9.13 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court for the City and County of Denver, Colorado, or the United States District Court, District of Colorado; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BUSINESS CREDIT,
INC., f/k/a Norwest Business Credit, Inc.

By:/s/William Kirth
-------------------
     William Kirth
     Its Vice President

NACO INDUSTRIES, INC.

By:/s/Verne Bray
----------------
     Verne Bray
     Its President

                         Table of Exhibits and Schedules

                  Exhibit A               Form of Revolving Note
                  Exhibit B               Compliance Certificate
                  Exhibit C               Premises
                       ----------------------------------
                  Schedule 5.1            Trade Names, Chief Executive Office,
                                          Principal Place of Business, and
                                          Locations of Collateral
                  Schedule 5.4            Subsidiaries
                  Schedule 7.1            Permitted Liens

                  Schedule 7.2            Permitted Indebtedness and Guaranties

                                                Exhibit A to Credit and Security
                                                Agreement

                                 REVOLVING NOTE

$1,500,000                                                      Denver, Colorado
                                                                  April 22, 1999

         For value received, the undersigned, Naco Industries, Inc., a Utah corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                                     NACO INDUSTRIES, INC.

                                                     By/s/Verne Bray
                                                     ---------------
                                                          Verne Bray
                                                          Its President

                                                Exhibit B to Credit and Security
                                                Agreement

                             COMPLIANCE CERTIFICATE

To:               Kimberly Carmichael
                  Wells Fargo Business Credit, Inc.

Date:             __________________, ______

Subject:          Naco Industries, Inc.
                  Financial Statements

                  In accordance with our Credit and Security Agreement dated as of April 22, 1999 (the "Credit Agreement"), attached are the financial statements of Naco Industries, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

                  Events of Default. (Check one):
                  -----------------

                  o The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  o The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  o The Reporting Date does not mark the end of one of the Borrower's fiscal quarters, hence I am completing only paragraph __ below.

                  o The Reporting Date marks the end of one of the Borrower's fiscal quarters, hence I am completing all paragraphs below except paragraph __.

                  o The Reporting Date marks the end of the Borrower's fiscal year, hence I am completing all paragraphs below.

                  Financial Covenants. I further hereby certify as follows:
                  -------------------

                  1. Minimum Book Net Worth. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________ which o satisfies o does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

              Period                          Minimum Book Net Worth
              ------                          ----------------------
         February 28, 1999                           $649,000
           May 31, 1999                              $878,000
          August 31, 1999                           $1,061,000
         November 30, 1999                          $1,281,000

                  2. Minimum Net Income. Pursuant to Section 6.14 of the Credit Agreement, the Borrower's Net Income as of the Reporting Date, was $____________, which o satisfies o does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:


                Period                        Minimum YTD Net Income
                ------                        ----------------------
          February 28, 1999                         $(295,000)
            March 31, 1999                          $(275,000)
            April 30, 1999                          $(165,000)
             May 31, 1999                           $(75,000)
            June 30, 1999                            $30,000
            July 31, 1999                            $20,000
           August 31, 1999                           $145,000
          September 30, 1999                         $170,000
           October 31, 1999                          $255,000
          November 30, 1999                          $365,000

                  3. Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended November 30, _____, for Capital Expenditures, $__________________ in the aggregate, which o satisfies o does not satisfy the requirement that such expenditures not exceed $__________ in the aggregate and $___________ for any one transaction during such year.

                  4. Salaries. As of the Reporting Date, the Borrower o is o is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                     NACO INDUSTRIES, INC.


                                     By:
                                         Its Chief Financial Officer

                                                Exhibit C to Credit and Security
                                                Agreement

                                    PREMISES

                  The Premises referred to in the Credit and Security Agreement are legally described as follows:

395 West 1400 North
Logan, Utah 84341

3445 West Jones Avenue
Garden City, Kansas 67846

812 West 17th Street
Ogden, Utah 84404

                                             Schedule 5.1 to Credit and Security
                                             Agreement

Trade Names, Chief Executive Office, Principal Place of Business, and Locations
-------------------------------------------------------------------------------
                                 of Collateral
                                 -------------

                                   Trade Names
                                   -----------

                                   NACO Industries, Inc.
                                   NACO West
                                   Valor Division
                                   NACO Composites, Inc.


               Chief Executive Office/Principal Place of Business
               --------------------------------------------------

                                   395 West 1400 North
                                   Logan, Utah 84341

                     Other Inventory and Equipment Locations
                     ---------------------------------------

                                   3445 West Jones Avenue
                                   Garden City, Kansas 67846

                                   812 West 17th Street
                                   Ogden, Utah 84404

                                   2395 Maggio Circle
                                   Lodi, California 95240

                                            Schedule 5.4  to Credit and Security
                                            Agreement

                                  Subsidiaries
                                  ------------

                                      None

                                             Schedule 7.1 to Credit and Security
                                             Agreement

                                 Permitted Liens
                                 ---------------

        Creditor             Collateral    Jurisdiction           Filing Date    Filing No.
        --------             ----------    ------------           -----------    ----------

Yale Financial Services      Equipment     Kansas - SOS           02/21/97       2327631
Yale Financial Services      Equipment     Utah - SOS             02/21/97       97-555326
Colonial Pacific Leasing     Equipment     California - SOS       06/06/95       9515960914
Colonial Pacific Leasing     Equipment     Kansas - SOS           05/22/95       2140381


                  Schedule 7.2 to Credit and Security Agreement

                      Permitted Indebtedness and Guaranties
                      -------------------------------------

                                  Indebtedness
                                  ------------

              Creditor              Principal     Maturity             Monthly                   Collateral
              --------              ---------     --------             -------                   ----------
                                     Amount         Date               Payment
                                     ------         ----               -------

Western Forklift & Supply           8,552.13     03/18/2002              276.00       1 used Clark Forklift Model GCS 17 SN#
                                                                                      G127-0127-8203
GE Capital / Colonial Pacific      61,186.22     11/19/2003            1,561.74       1 Cannon 100-ton molding clamp
Leasing
GE Capital / Balboa Capital        63,993.61     12/12/2001            2,795.15       1 Used Battenfeld RIM Molding Machine
                                                                                      including press and urethane pumping
                                                                                      system

First Security Bank                 9,586.74     04/01/2001              466.52       1 1996 Chev. C1500 Pickup SN
                                                                                      1GCEC14M6TZ156480

Zions Bank                         15,182.15     01/17/2003              377.94       1 Used 1995 Chevrolet 4x4 2500 Pickup
                                                                                      SN# GCGK24K4SE277790
First Security Bank                  2298.05     07/05/1999              472.03       94 GMC Safari Van SN
                                                                                      GKEL19W5RB554795

First Security Bank                  2047.65     07/05/1999              418.29       94 GMC Model TC10953
                                                                                      1GTEC19KXRE549048 1/2 Pickup

First Security Bank                  2293.60     12/29/1999              244.93       Used 92 Chev. SN 1GCFC24K3NE155830
Yale Financial Services, Inc.      Operating     08/30/2001              341.00       New Yale Forklift GLP050
WebBank Corporation                1,100,000     04/22/2014           11,653.01       Equipment
                                                                       (adj. int. rate)


                                   Guaranties
                                   ----------

Primary Obligor        Amount and Description of        Beneficiary of Guaranty
---------------        -------------------------        -----------------------
                        Obligation Guaranteed
                        ---------------------

USU Credit Union       $240,000 Building Mortgage               PVC Inc.

                              FORM OF LEGAL OPINION

                               February ___, 1999


TO:      Norwest Business Credit, Inc.
         1740 Broadway
         Denver, CO 80274-8625
         Attention: Kim Carmichael

                  Re: Naco Industries, Inc. (the "Borrower")

Ladies and Gentlemen:

                  We are general counsel for and have represented the Borrower in connection with the execution and delivery to you of the following documents, each dated as of February ___, 1999 (the "Documents"):

                  (a)  Credit  and  Security   Agreement  between  you  and  the
         Borrower.

                  (b) The other Loan Documents (as defined in said Credit and Security Agreement).

Capitalized terms used in this letter but not defined herein shall have the meanings given to them in the Credit and Security Agreement.

                  We have also acted as counsel for Verne Bray (the "Individual Guarantor") in connection with the execution by the Individual Guarantor and delivery to you of the Individual Guarantor's Guaranty dated as of February ___, 1999.

                  In so acting, we have examined copies of the Documents executed by the Borrower and the Individual Guarantor's Guaranty, we have reviewed the articles of incorporation and bylaws of the Borrower and pertinent indentures and agreements, known to us, binding upon the Borrower and the Individual Guarantor, we have supervised the necessary corporate action to authorize the Documents, and we have reviewed such matters of law and made inquiry into such matters of fact as we have considered appropriate for purposes of rendering this opinion to you.

                  Based upon the foregoing, it is our opinion that:

                  1. The Borrower is a business corporation, duly organized, validly existing and in good standing under the laws of the State of Utah, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. It has all requisite power and authority, corporate or otherwise, to conduct its business and to own its properties. The name of the Borrower set forth above is now, and has been at all times since its incorporation, its correct corporate name.

                  2. The Borrower is duly authorized and empowered to execute, deliver and perform the Documents and to borrow money from you.

                  3. The execution, delivery and performance of the Documents, and the performance by the Borrower of its obligations thereunder, do not and will not violate or conflict with any provision of law or the articles of incorporation or bylaws of the Borrower and do not and will not violate or conflict with, or cause any default or event of default to occur under, any agreement presently binding upon the Borrower.

                  4. The execution and delivery of the Documents have been duly approved by all necessary action of the directors and shareholders of the Borrower; and the Documents have been duly executed and delivered by the Borrower and constitute its lawful and binding obligations, legally enforceable against it in accordance with their respective terms (subject to laws generally affecting the enforcement of creditors' rights).

                  5. To the best of our knowledge, no litigation, tax claims or governmental proceedings are pending or are threatened against the Borrower or the Individual Guarantor and no judgment or order of any court or administrative agency is outstanding against the Borrower or the Individual Guarantor.

                  6. The transaction evidenced by the Documents does not violate any law pertaining to usury or the payment of interest on loans.

                  7. The authorization, execution, delivery and performance of the Documents are not and will not be subject to the jurisdiction, approval or consent of, or to any requirement of registration with or notification to, any federal, state or local regulatory body or administrative agency.

                  8. The proper place to file financing statements to perfect the security interests created by said Credit and Security Agreement is the office of the Secretary of State of the states of Utah, California and Kansas. The financing statements signed by the Borrower are sufficient in form to perfect, when so filed, the Security Interest to the extent such security interests are capable of being perfected by filing.

                  9. The Individual Guarantor's guaranty has been duly and validly executed and delivered by the Individual Guarantor and constitutes the legal, valid and binding agreement of the Individual Guarantor, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors' rights generally.

                                      Very truly yours,